Supplement Dated October 14, 2008 to your Prospectus

Name Change

Dreyfus Premier Small Cap Value Fund –Effective at the close of business December 11, 2008 Dreyfus Premier Small Cap Value Fund will be renamed the Dreyfus Small Cap Value Fund.  As a result of the change, all references in the prospectus to Dreyfus Premier Small Cap Value Fund are deleted and replaced with Dreyfus Small Cap Value Fund.

This Supplement Should Be Retained With The Prospectus For Future Reference.